MARCH 29, 2001

DELAWARE GROUP GOVERNMENT FUND

Delaware American Government Bond Fund

Supplement to the Prospectuses dated September 29, 2000

The following replaces the information in the Prospectus under "Interest rate swaps agreements" in the section of the Prospectus entitled "The securities we typically invest in":

Securities	How we use them
Delaware American Government Bond Fund

Interest rate swap and index swap agreements: In an interest rate swap, a fund receives payments from another party based on a floating interest rate in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse, with a fund receiving payments based on a fixed interest rate and making payments based on a floating interest rate. In an index swap, a fund receives gains or incurs losses based on the total return of an index, in exchange for making fixed or floating interest rate payments to another party.

We may use interest rate swaps to adjust the Fund's sensitivity to interest rates, or to hedge against changes in interest rates.

Index swaps may be used to gain exposure to markets that the Fund invests in, such as the corporate bond market. We may use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms.

Interest rate swaps and index swaps will be considered illiquid securities (see below).

The following replaces the information in the Prospectus under "Market risk," "Interest rate risk" and "Liquidity Risk" in the section of the Prospectus entitled "The risks of investing in the Fund":

Risks	How we use them
Delaware American Government Bond Fund

Market risk is the risk that all or a majority of the securities in a certain market - like the stock or bond market - will decline in value because of factors such as economic conditions, future expectations or investor confidence.

Index swaps are subject to the same market risks as the investment market or sector that the index represents. Depending on the actual movements of the index and how well the portfolio manager forecasts those movements, a fund could experience a higher or lower return than anticipated.

We maintain a long-term investment approach and focus on high quality individual bonds that we believe can provide a steady stream of income regardless of interim fluctuations in the bond market. We generally do not buy and sell securities for short-term purposes.

In evaluating the use of an index swap, we carefully consider how market changes could affect the swap and how that compares to us investing directly in the market the swap is intended to represent.

Risks	How we use them
Delaware American Government Bond Fund

Interest rate risk is the risk that securities, particular bonds with longer maturities, will decrease in value if interest rates rise.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a Fund could experience a higher or lower return than anticipated.

Interest rate risk is the most significant risk for this Fund. In striving to manage this risk, we monitor economic conditions and the interest rate environment. We keep the average maturity of the portfolio as short as is prudent, in keeping with our objective to provide high current income.

We will not invest in swaps with maturities of more than two years. Each business day we will calculate the amount the Fund must pay for swaps it holds and will segregate enough cash or other liquid securities to cover that amount.

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price that a fund has valued them.

U.S. Treasuries and other U.S. government debt securities are typically the most liquid securities available. Therefore, liquidity risk is not a significant risk for this Fund.

Swap agreements will be treated as illiquid securities, but most swap dealers will be willing to repurchase interest rate swaps.